UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): January 8, 2016

SOUL AND VIBE INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55091	38-3829642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 South Hwy 100 Suite 500 St. Louis Park MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 400-8040

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 4, 2016 (the “Resignation Date”), HJ & Associates, LLC (the “Former Accountant”) notified Soul and Vibe Interactive Inc. (the “Company”) that its client base has been acquired by Haynie & Company (the “New Accountant”). As a result of the transaction, the Former Accountant effectively resigned as the Company’s independent registered public accounting firm and the New Accountant, as the successor following the transaction, became the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors on January 7, 2016.

The reports of the Former Accountant on the Company’s consolidated financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

At no time subsequent to the engagement of the Former Accountant were there any “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference thereto in its reports on the financial statements for such periods.

The Company provided Former Accountant with a copy of this Form 8-K and requested that Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Former Accountant agrees with the above statements. A copy of such letter, dated January 7, 2016, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with New Accountant regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that New Accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described in the Definitive Information Statement on Schedule 14C filed on December 10, 2015, the Company filed an amendment (the “Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Nevada to effectuate an increase in the Company’s authorized number of shares of common stock to 750,000,000. The Amendment was effective on January 7, 2016. A copy of the Amendment is attached as Exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

3.1	Amendment to the Articles of Incorporation.

16.1	Letter from HJ & Associates, LLC, dated January 7th, 2016, to the Securities and Exchange Commission, regarding the change in the independent registered public accounting firm of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUL AND VIBE INTERACTIVE INC.

Date: January 8, 2016	By:	/s/ Peter Anthony Chiodo
Peter Anthony Chiodo
Chief Executive Officer and President

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